Exhibit 99.1

Annual Meeting 2022 NYSE & TSX July 7, 2022

MUX MUX Annual Meeting Agenda Formal Part of the Meeting Carmen Diges, General Counsel Company Presentations Annual Meeting 2022 Rob McEwen, Chairman & Chief Owner Operations William Shaver, COO Exploration Stephen McGibbon, EVP - Exploration Los Azules Michael Meding, VP & GM - McEwen Copper Financials Perry Ing, CFO Closing Remarks Rob McEwen, Chairman & Chief Owner Q&A MUX Management

Formal Part of the Meeting NYSE & TSX Carmen Diges General Counsel

Annual Meeting 2022 NYSE & TSX Rob McEwen Chairman & Chief Owner

MUX Cautionary Statement This presentation and the information included herein do not constitute an offer to buy or the solicitation of an offer to subscribe for or to buy any of the securities described herein, nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This presentation contains certain forward-looking statements and information, including "forward- looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 ("Forward-looking Statements"). The Forward-looking Statements are intended to be subject to the safe harbor provided by Section 27a of the Securities Act of 1933, Section 21e of the Securities Exchange Act of 1934 and Private Securities Litigation Reform Act of 1995. The Forward-looking Statements express, as at the date of this presentation, McEwen Mining Inc. (the "Company") estimates, forecasts, projections, expectations or beliefs as to future events and results. Forward- looking Statements are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive uncertainties, risks and contingencies. There can be no assurance that such statements and information will prove to be accurate. Therefore, actual results and future events could differ materially from those anticipated in such statements and information. Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the Forward-looking Statements include, but are not limited to, factors associated with fluctuations in the market price of precious metals, mining industry risks, political, economic, social and security risks associated with foreign operations, the ability of the corporation to receive or receive in a timely manner permits or other approvals required in connection with operations, risks associated with the construction of mining operations and commencement of production and the projected costs thereof, risks related to litigation, the state of the capital markets, environmental risks and hazards, uncertainty as to calculation of mineral resources and reserves, risk of delisting from a public exchange, and other risks. Readers should not place undue reliance on Forward-looking Statements, which speak only as of the date hereof. The Company undertakes no obligation to reissue or update Forward-looking Statements as a result of new information or events after the date hereof, except as required by law. See McEwen Mining's Annual Report on Form 10-K for the fiscal year ended December 31, 2021, the Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, and other filings with the Securities and Exchange Commission (the “SEC”), under the caption "Risk Factors", for additional information on risks, uncertainties and other factors relating to the Forward-looking Statements. All Forward-looking Statements made in this presentation are qualified by this cautionary statement. Unless otherwise stated, all currency information quoted in this presentation is in U.S. dollars. The technical contents of this presentation, including reserves, have been reviewed and approved by William Shaver, COO; the exploration technical contents of this presentation including resources content have been reviewed and approved by Stephen McGibbon, EVP Exploration and Luke Willis, P. Geo., Director of Resource Modelling; all are Qualified Persons as defined by Canadian Securities Administrators National Instrument 43-101 "Standards of Disclosure for Mineral Projects". Securities and Exchange Commission (“SEC”).We are subject to the reporting requirements of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) and applicable Canadian securities laws, and as a result, we have reported our mineral reserves and mineral resources according to two different standards. U.S. reporting requirements are governed by Item 1300 of Regulation S-K (“S-K 1300”), as issued by the U.S. Securities and Exchange Commission (“SEC”). Canadian reporting requirements for disclosure of mineral properties are governed by National Instrument 43-101 Standards of Disclosure for Mineral Projects (“NI 43-101”), as adopted from the definitions provided by the Canadian Institute of Mining, Metallurgy and Petroleum. Both sets of reporting standards have similar goals in terms of conveying an appropriate level of confidence in the disclosures being reported, but the standards embody slightly different approaches and definitions. All disclosure of mineral resources and mineral reserves in this report are reported in accordance with S- K 1300. Investors should be aware that the estimation of measured resources and indicated resources involve greater uncertainty as to their existence and economic feasibility than the estimation of proven and probable reserves, and therefore investors are cautioned not to assume that all or any part of measured or indicated resources will ever be converted into S-K 1300- compliant reserves. The estimation of inferred resources involves far greater uncertainty as to their existence and economic viability than the estimation of other categories of resources, and therefore it cannot be assumed that all or any part of inferred resources will ever be upgraded to a higher category. Therefore, investors are cautioned not to assume that all or any part of inferred resources exist, or that they can be mined legally or economically.

MUX MUX: Cautionary Note Regarding NON-GAAP Measures In this presentation, we have provided information prepared or calculated according to U.S. GAAP, as well as provided some non-U.S. GAAP ("non-GAAP") performance measures. Because the non-GAAP performance measures do not have any standardized meaning prescribed by U.S. GAAP, they may not be comparable to similar measures presented by other companies. Total Cash Costs per GEO, and All-in Sustaining Costs (“AISC”) per GEO. Total cash costs consist of mining, processing, on-site general and administrative costs, community and permitting costs related to current explorations, royalty costs, refining and treatment charges (for both doré and concentrate products), sales costs, export taxes and operational stripping costs. All-in sustaining cash costs consist of total cash costs (as described above), plus environmental rehabilitation costs, amortization of the asset retirement costs related to operating sites, sustaining exploration and development costs, and sustaining capital expenditures. In order to arrive at our consolidated all-in sustaining costs, we also include corporate general and administrative expenses. Depreciation is excluded from both total cash costs and all-in sustaining cash costs. For both total cash costs and all-in sustaining costs we include our attributable share of total cash costs from operations where we hold less than a 100% economic share in the production, such as MSC, where we hold a 49% interest. Total cash cost and all-in sustaining cash cost per GEO sold are calculated on a co- product basis by dividing the respective proportionate share of the total cash costs and all-in sustaining cash costs for the period attributable to each metal by the ounces of each respective metal sold. We use and report these measures to provide additional information regarding operational efficiencies both on a consolidated and an individual mine basis, and believe that these measures provide investors and analysts with useful information about our underlying costs of operations. A reconciliation to the nearest U.S. GAAP measure is provided in McEwen Mining's Annual Report on Form 10-K for the year ended December 31, 2021. Earnings from Mining Operations The term Earnings from Mining Operations used in this presentation is a non-GAAP financial measure. We use and report this measure because we believe it provides investors and analysts with a useful measure of the underlying earnings from our mining operations. We define Earnings from Mining Operations as Gold and Silver Revenues from our El Gallo Mine, Black Fox Mine, and our 49% attributable share of the San José Mine's Net Sales, less their respective Production Costs Applicable to Sales. To the extent that Production Costs Applicable to Sales may include depreciation and amortization expense related to the fair value increments on historical business acquisitions (fair value paid in excess of the carrying value of the underlying assets and liabilities assumed on the date of acquisition), we deduct this expense in order to arrive at Production Costs Applicable to Sales that only include depreciation and amortization expense incurred at the mine-site level. The San José Mine Net Sales and Production Costs Applicable to Sales are presented, on a 100% basis, in Note 5 of McEwen Mining's Annual Report on Form 10-K for the year ended December 31, 2021. Cash, Investments and Precious Metals The term cash, investments and precious metals used in this presentation is a non-GAAP financial measure. We report this measure to better understand our liquidity in each reporting period. Cash, investments and precious metals is calculated as the sum of cash, investments and ounces of doré held in inventory, valued at the London P.M. Fix spot price at the corresponding period. A reconciliation to the most directly comparable U.S. GAAP measure, Sales of Gold and Silver, is provided in McEwen Mining's Annual Report on Form 10-K for the year ended December 31, 2021.

MUX Gold, Silver, Copper • 3 Mines Fox Complex Gold Bar San José • 76% McEwen Copper Los Azules Argentina (76%) Fox Complex Timmins, Canada (100%) Gold Bar Nevada (100%) Annual Meeting 2022 Rob McEwen Chairman & Chief Owner El Gallo – Fenix Project Mexico (100%) San José Argentina (49%)

MUX 2022 Production & Guidance GEO - gold equivalent ounces. 2022 guidance - Mar 10, 2022 press release. Q1 2022 production: May 10, 2022 press release. Numbers may not add due to rounding. Total silver production source: San Jose & 1000 oz Ag from the other mines in Q1, San Jose and 1,800 oz Ag from other mines in Q2. Gold:silver ratios: 78:1 for Q1 2022, 82.6:1 for Q2 2022. Total production guidance for 2022 includes 1,500 GEOs from El Gallo. Ounces Q1 2022 Q2 2022 Preliminary YTD Preliminary 2022 Guidance Ranges Production Ounces Cash Costs/ GEO AISC/ GEO Fox Complex, Canada (100%) GEO 7,700 11,900 19,600 44,000 - 49,000 $1,310 - $1,410 $1,570 - $1,690 Gold Bar Mine, Nevada (100%) GEO 6,300 5,300 11,600 38,000 - 44,000 San José Mine, Argentina (49%) Gold 6,450 12,100 18,550 34,500 - 38,500 $1,330 - $1,370 Silver 335,500 635,500 971,000 2,520,000 - 2,800,000 GEO 10,700 19,800 30,500 69,500 - 77,500 Total Production* Gold 20,850 29,400 50,250 118,000 - 133,000 Silver 336,500 637,300 973,800 2,520,000 - 2,800,000 GEO 24,630 36,905 61,535 153,000 - 172,000

MUX Fox Complex Operations Update • Froome production ahead of schedule on tonnes & ounces • Mine development on target • Mill recovery slightly higher than budget • Present stockpile on surface 60,000 tonnes • Mill improvements to increase production by debottlenecking of process continuing and to be completed in Q3 • Production through to year-end expected to meet guidance • Exploration success at Froome to allow the mine to operate into 2025 Fox Complex Ontario, Canada Operations William Shaver Chief Operating Officer 35 m

MUX 0 1,000 2,000 3,000 4,000 5,000 6,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec OZ AU Budget Actuals Fox Complex Production 2022 Production Guidance 44,000 – 49,000 Gold oz 2021 2022 Production Forecast

MUX San José Mine N 2021 Production6 270,000 oz Au 20 km Newmont Cerro Negro Mine 12 miles San José Argentina San José Operations Update § Large Property § High Grade Mine § Surrounds Newmont § On Track to Meet Annual Guidance Reserve Grade 1 342 gpt Silver 5.7 gpt Gold Mine Life 2 6 Years 2022E Production 3,4 2.5 - 2.8 Moz Silver & 34.5 - 38.5 Koz Gold 2022E AISC5 $18.5 - $19.0/ oz Ag Eq $1,330 - $1,370/ oz Au Eq Property outline (49% Owned) 1., 2. Hochschild “Annual Report and Accounts 2021”. 3. Based on 49% MUX ownership basis. 4. MUX Mar 1, 2022 press release 5. Hochschild Feb 27-Mar 2 Mar 2022 presentation. 6. Newmont 2021 Annual Report.

MUX Gold Bar Operations Update Operations William Shaver Chief Operating Officer 10 km 6 miles

MUX Gold Bar Highlights • H1 2022 troubled with contractor manpower recruitment, which is an issue for all operations in Northern Nevada • The manpower recruitment being addressed by the contractor with help from Gold Bar by supplementing accommodation cost • Q2 production less than scheduled due to carbonaceous ore encountered in the Pick Pit, which required a drilling program to identify the location of the carbonaceous material • We are also preparing other sources for mining in H2 if carbonaceous ore reappears • Organizing to start mining Gold Bar South in Q4, this ore has no carbonaceous contamination. The grade in Q4 should be higher than Pick Pit due to higher grades in the Gold Bar South Starter Pit

MUX 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec OZ AU Budget Actuals 2021 2022 Production Forecast Gold Bar Mine Production 2022 Production Guidance 38,000 – 44,000 Gold oz1 1. Assumes Gold Bar South begins production in Q4 2022

MUX Fox Stock Mine/Mill (0.1M oz) 6 miles 10 km N Fox West (2.2M oz) Fault Zone Mine or Deposit Temiskaming Sediments Historic Production Fox Complex Ontario, Canada Fox East Froome Grey Fox Black Fox (1.0 M oz) Timmins Fox Complex – Good Address Exploration Stephen McGibbon EVP - Exploration • 70 million oz historic production in the Timmins Camp • >30 km of Primary & Secondary Structural Controls • 3.3 M oz historic production including 1.0 M oz Fox East • Gold Resources: 1.94 M oz M+I @ 4.24 g/t, 0.5 M oz Inferred @ 3.89 g/t • $7.5 M Exploration Budget for 2022 Matheson Destor-Porcupine Fault Zone (1.0 M oz)

MUX Fault Zone Mine or Deposit Temiskaming Sediments Legend Fox Complex – Black Fox, Froome, Grey Fox Flow-Through Exploration Success Gibson -Kelore Fault A-1 Fault Destor -Porcupine Fault Zone Black Fox Mine 950,000 oz Produced Grey Fox Deposit 1,168,000 oz Au Indicated @ 4.80 g/t 236,000 oz Au Inferred @ 4.35 g/t 21GF-1350 7.29 g/t / 15.4m 21GF-1333 5.33 g/t / 21.2m Froome Mine 194,000 oz Au M+I @ 4.22 g/t 29,000 oz Au Inferred @ 3.32 g/t N

Fox Complex – Froome Mine Exploration Drilling • Goal: • Focus: • 2022 budget $3.6M (exploration, delineation & definition drilling) • Key points: replace mined ounces & increase mineral resources; Below mine infrastructure to depth Open at depth; 2022 success shown; Extensive 37,600 m drilling program Heat map: Grade x Thickness (GXM)

MUX Fox Complex – Stock Resource Growth Potential Plan View Stock Mine 137,000 oz Au historic production @ 5.48 gpt Fault Zone Timiskaming Sediments Destor-Porcupine Fault Zone Nighthawk Fault Stock East Indicated : 95,000 oz @ 2.41 gpt Inferred: 2,000 oz @ 2.32 gpt • Historical grades processed at Stock Mine +5 g/t Au • Gold stream-free land package • Proximal to the mill, near surface Stock West Indicated: 144,000 oz @ 3.83 gpt Inferred: 111,000 oz @ 3.30 gpt Heat Map: Grade x Thickness (GXM)

Fox Complex - Stock Exploration in 2022



Heat Map: Grade x Thickness (GXM)
Stock West
Stock Mine
Stock East
Surface
0 m
500 m
1,000 m
S21-175A* (3.27 g/t / 11m)
S21-203*
(2.61 g/t / 6m
6.69 g/t / 2.9m)
S21-178A*
(9.36 g/t / 3m
2.48 g/t / 15m)
S18-31* (4.01 g/t / 11.1m)
S21-202* (4.29 g/t / 21m)
S19-095*
(27.20 g/t / 7.0m)
SAS-55*
(4.59 g/t / 14.5m)
SEZ19-35*
(83.49 g/t / 5.6m)
0
1,000
meters
Au GXM
>150
100 to 150
50 to 100
30 to 50
20 to 30
10 to 20
5 to 10

* - previously released assays

Longitudinal Section - Looking North

MUX
19

Gold Bar – Good Address

On Trend - Similar Geology

Criteria	Cortez & Gold Bar
Large footprint, shallow oxide gold	✓
Host rock, alteration, mineralization style	✓
Major faults, structural traps	✓
Intrusions	✓



Cortez
Fourmile
Discovery
Goldrush
Cortez Fault
Nevada Gold Mines
Cortez
50 M oz Au cluster[1]
Tonkin
Indicated Resource
1.45M oz @ 1.41 g/t
Gold Bar
Indicated Resource
452,000 oz Au @ 0.91 g/t
Historic & Recent Production
575,000 oz Au
Wall Fault
Roberts Creek Fault
Atlas
Legend
MUX Property
NGM Property
Faults
Mine or Deposit
12 miles
20 km
N



Gold Bar
Nevada, USA

MUX
1. Includes past production and current resources
20

Gold Bar - Priority Targets Near Mine & Brownfields


N
Cortez Fault
Pot Canyon
Ridge
Pick
Cabin
Ridge Fault
Cabin Fault
Roberts Creek Fault
Cabin South
Gold Bar Fault
Atlas*
Wall Fault
0
1
2
Miles
Gold Bar South
Legend
Mine
Deposit
Near mine targets
Brownfield
Fault Zone

* Actual Atlas location is 1-mile further west

MUX
21

MUX Gold Bar - Atlas Opportunity • Historic production 286,400 oz gold @ 2.5 g/t; highest grade deposit on Gold Bar property • Targets along Footwall Fault, Atlas East & South • High-grade mineralization intersected in 2021 @ Atlas East: 3.1 g/t Au along 27.4 m (90 ft) • West dump may have re-processing potential owing to high grade of Atlas Mine; assays pending from sonic drill program N Atlas South OGB-010 27.4 m @ 3.1 g/t Au DH5-303 29 m @ 8.5 g/t Au (mined out)

MUX Gold Bar - Atlas Opportunity • Several prospective faults remain untested based on 2021 gravity survey results • The survey confirms that the bedrock is closer to surface than previously thought, meaning less overburden needs to be removed & quicker access to potential mineralization • Southern extension looks particularly attractive with warm yellow & red colors extending well south of Atlas Pit. • Work to continue in H2 2022. = Interpreted faults from Gravity survey Property Boundary (Gravity survey warm colors = shallower bedrock)

MUX N 20 km Newmont Cerro Negro Mine 12 miles San José - Exploration Targets § Q1 2022 - 2,049 m exploration drilling around mine & Saavedra area. Highlights: 6.0 g/t Au & 236 g/t Ag over 1.5 m (hole SJD-2451) 8.3 g/t Au & 561 g/t Ag over 1.2 m (hole SJD-2453) 2.8 g/t Au & 546 g/t Ag over 1.1 m (hole SJD-2453) Hochschild Mining sources: presentation dated 27 Feb – 2 Mar 2022, April 26, 2022 press release Aguas Vivas Saavedra Telken North Telken South Observed veins Inferred veins § 2022 - 12,000 m drilling planned Drill program focused on high grade veins: – San José – Saavedra West San José Argentina San José

MUX Formation of a New Copper Developer Los Azules Michael Meding VP & GM McEwen Copper

MUX Los Azules Video

MUX Project Country Majority Owner Development Status Geology 1 Pebble United States Northern Dynasty Minerals Preliminary Economic Assessment Porphyry, Supergene Copper 2 Resolution United States Rio Tinto Feasibility Porphyry 3 La Granja Peru Rio Tinto Advanced Exploration Porphyry 4 Kerr-Sulphurets-Mitchell (KSM) Canada Seabridge Gold Prefeasibility Porphyry, Skarn 5 Nueva Union Chile Teck Resource/Newmont Prefeasibility Porphyry 6 Tampakan Philippines Sagittarius Feasibility Porphyry 7 El Pachon Argentina Glencore Advanced Exploration Porphyry 8 Lessard Canada Landore Resources Advanced Exploration Volcanic Hosted Massive Sulfide 9 Los Azules Argentina McEwen Copper Preliminary Economic Assessment Porphyry, Supergene Copper 10 Twin Metals Minnesota United States Antofagasta Prefeasibility Magmatic Sulfide Los Azules – 9th Largest Undeveloped Copper Project in the World Source: Mining Intelligence Notes: 1. Pebble and KSM are also ranked top 10 for gold 2. Lessard has only inferred resources, as no work has been done on the project since 2008

MUX Tenke Phase 3 Cumulative Production (Paid kt Cu) Goldman Sachs Los Azules in Lowest Cost Quartile Pebble El Abra Mill Al Arco Galore Creek Los Azules Los Chancas Salobo 3 San Nicolas Canaria Norte Harper Creek Kamoa - Kakula Resolution Kansanshi Sulphide Ann Mason Los Helados Ajax Cuajone Kerr - Sulphurets - Mitchell Rosemont Nueva Union Galeno Radomiro Tomic Collahuasi GL4 Koksay Los Calatos Michiquillay Haquira Quebrada Blanca II Schaft Creek La Granja Mina Justa Udokan Inca de Oro Agua Rica Cotabambas Los Pelambres 205 Frieda RIver Cristalino Andina Phase 2 Tampakan Centinala DMC Zafranal Wafi Golpu Taca Golpe Cerro Casale El Pachon Josemaria Aynak King King Required copper price (US$/t Cu) Spot Copper Price Source: Oct 4, 2018 Copper Top Projects Report by Goldman Sachs Global Investment Research. *According to April 13, 2021 Goldman Sachs Report. Based on Los Azules 2017 PEA Price Required at Risked-IRR (12%)* Q1 Q2 Q3 Q4 New Prosperity 14,000 13,000 12,000 11,000 10,000 9,000 8,000 7,000 6,000 5,000 4,000 3,000 2,000 1 2 3 4 5 6 7 9

MUX VISION – To Create a Regenerative Mine One that: • Has a net-positive ecological impact • Is carbon negative • Is a desirable place to work, safe & healthy • Is a technologically advanced mine • Will appeal to a wider investor audience • Its copper production is essential to the world’s transition to renewable energy

MUX CHILE ARGENTINA MINE DEVELOPMENT San Juan Escondida BHP/Rio Tinto Taca Taca First Quantum Lindero Fortuna Silver Mara Alumbrera/Agua Rica Los Azules McEwen Copper Altar Aldebaran Resources Los Pelambres Antofagasta El Pachón Glencore Andina Codelco Los Bronces Anglo American Josemaria Lundin Mining Filo del Sol Filo Mining Pascua Lama Barrick Veladero Barrick Shandong Located Amongst Giant Deposits

Los Azules: Preliminary Economic Assessment (PEA)

McEWEN COPPER

Highlights of the 2017 Los Azules PEA[1] (Hatch Engineering)

Average annual production 1st 13 Years	415 Million lbs Cu at $1.14/lb cash cost
Mine Life	36 years
Initial Capex	$2.4 Billion
Base Case Cu Price	$3.00/lb
Payback	3.6 years
After-Tax IRR	20.1%
After-Tax NPV 8%	$2.2 Billion

Enough copper to supply 2.2 million electric vehicles per year[2]

31

MUX

[1]2017 PEA - "NI 43-101 Technical Report - Preliminary Economic Assessment Update for the Los Azules Project, Argentina"(Hatch). Project economic metrics are presented on post-project approval basis (after completion of additional drilling, prefeasibility & feasibility studies). Economic assessments are calculated at project level, do not include certain costs including corporate office, interest, financing & exploration expenses. [2]Assuming 183 lbs Cu/ vehicle (Copper Development Association Inc. - copper.org)

MUX Los Azules Among Largest Copper Deposits in the World • By 2021: - Drilled 66 km in 202 vertical holes. - 26 historic holes stopped in mineralization. • In 2022: - Drilled 13.5 km in 29 mostly inclined holes, improving geologic modelling for upgraded resources. - 2nd drilling campaign from October. - Incorporating high-tech hyperspectral core scanning for improved geological, mining & metallurgical processing knowledge. • 2022-23 Campaign: - Includes further metallurgical, geotechnical & hydrology programs. - Drilling to further increase confidence within the enriched zone. Tonnes Copper lbs Gold oz Silver oz Indicated 962 Million 10.2 Billion 0.48% 1.7 Million 0.06 g/t 55.7 Million 1.8 g/t Inferred 2,666 Million 19.3 Billion 0.33% 3.8 Million 0.04 g/t 135.4 Million 1.6 g/t

MUX AZ22149: • 298.0 m of 0.55% Cu including 54.0 m of 1.38% Cu Recent Drill Results Highlights AZ22149

MUX Recent Drill Results Highlights AZ22146 AZ22149: • 298.0 m of 0.55% Cu including 54.0 m of 1.38% Cu AZ22146: • 330.0 m of 0.83% Cu including 103.4 m of 1.31% Cu

Recent Drill Results Highlights

AZ22149:
- ***298.0 m** of **0.55% Cu** including **54.0 m** of **1.38% Cu***

AZ22146:
- ***330.0 m** of **0.83% Cu** including **103.4 m** of **1.31% Cu***

AZ22142:
- ***419.0 m** of **0.79% Cu** including **46.0 m** of **1.59% Cu***



36
36'
320
330
340
0.31%Cu
146m
0.29%Cu
303m
AZ22143
AZ22144
LA0403*
AZ22137A
AZ22140
AZ22139
30 year pit
(2017 PEA)
AZ0838*
AZ0833*
AZ22142
AZ22138
3000 Elev
0
200m
Section 36 Looking Northwest
AZ1297*
* Historic pre-2022 hole
Mineral Zone
Overburden
Leached zone
Enriched
Primary zone
Cu % (Assays %)
0-0.01%
0-0.05%
0.05-0.08%
0.08-0.15%
0.15-0.30%
0.3-0.5%
0.5-1%
>1%

35

MUX

Recent Drill Results Highlights

McEWEN COPPER

AZ22149:

- ***298.0 m** of **0.55% Cu***
  including
  54.0 m** of **1.38% Cu

AZ22146:

- ***330.0 m** of **0.83% Cu***
  including
  103.4 m** of **1.31% Cu

AZ22142:

- ***419.0 m** of **0.79% Cu***
  including
  46.0 m** of **1.59% Cu

AZ22158:

- ***220m** of **0.95% Cu***
  including
  44m** of **1.38% Cu


30
30'
330
340
350
LA9808*
AZ1289*
0.95%Cu
220m
30 year pit
(2017 PEA)
AZ0616*
AZ22158
Mineral Zone
Overburden
Leached zone
Enriched
Primary zone
3000 Elev
Cu % (Assays %)
0-0.01%
0-0.05%
0.05-0.08%
0.08-0.15%
0.15-0.30%
0.3-0.5%
0.5-1%
>1%
AZ12100*
AZ1291*
Section 30 Looking Northwest
0
300m
AZ1299*
* Historic pre-2022 hole

MUX

36

MUX TITAN Geophysical Survey Shows Further Exploration Targets • TITAN 24 geophysical survey was completed at Los Azules • Drilling confirmed copper mineralization coincident to shallower anomalies • Deeper SW & NE anomalies flanking Los Azules are attractive exploration targets Section 58400N Section 60000N Section 61200N Pit outline

MUX Section 58400N 0.31% Cu over 99 m @ end of hole touching anomaly Numerous holes passing through geophysical anomalies with grades > 0.5% Cu Resistivity legend (ohm-m) for TITAN Drillhole Legend (Cu assay in %) Low High Titan Geophysical Targets South Section Looking North 0 500m

MUX Section 60000N Numerous holes passing through upper geophysical anomalies with assay grades > 0.5% Cu Drillhole Legend (Cu assay in %) Resistivity legend (ohm-m) for TITAN Low High Titan Geophysical Targets North Section Looking South 0 500m

Los Azules: the Path Forward Funds raised in the 1st and 2nd tranches of the private placement now at $55 million. McEwen Copper is adequately-funded to complete the updated preliminary economic assessment (PEA) in Q1 2023 to NI43-101 and SK1300 standards, the upcoming drilling season from October 2022 to June 2023, and the planned IPO in H1 2023. 1st 2022 drilling campaign completed 13,500 m of diamond drilling. 45,500 m remaining to include resource, geotechnics, hydrogeology & hydrology in 2022-23. Second Access Road established, giving the option for year-round operation. Metallurgical testwork initiated to increase PEA robustness & evaluate the optionality of various flow sheets aligned with our Project Vision. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

MUX 2021 Operational & Financial Results 154,400 GEO actual production up 34% from 2020 $ 56.7 M consolidated net loss primarily related to: $ 6.5 M gross loss of operations $ 11.4 M G&A $ 35.0 M advanced projects & exploration $ 7.5 M attributable loss from in San José JV $ (3.7 M) other In full compliance with all debt covenants Financial Results Perry Ing Chief Financial Officer

MUX Q1 2022 Highlights Gold Equivalent Production Q1 25,100 oz1 Q2 36,905 oz Cash Gross Loss $2.3 M Cash Cost $1,696/oz2 Net Loss $19.3 M vs $12.5 M Q1 2021 All-in Sustaining Costs $2,146/oz2 Cash & Equivalents $63.8 M vs $54.3 M Dec 31, 2021 1. Includes 10,700 GEO from 49% San Jose Mine 2. 100% McEwen operated mines costs

2022 Operational and Financials

Strengthened Balance Sheet

- $15 M Flow-through financing for Fox Complex exploration (March 2022)
- $15 M unsecured debt financing provided by Rob McEwen to provide additional liquidity (April 2022)
- $15 M private placement in McEwen Copper subsidiary bringing a total raised to $55 M (June 2022)

Recovery Plan Underway to Address Mining Performance Issues

- Fox: Q1 production affected adversely by labor shortages related to COVID-19 & equipment failures at Stock Mill. Q2 production significantly improved by more than 50% vs Q1 2022
- San José: Q2 production significantly improved by nearly 50% vs Q1 2022
- Gold Bar: Challenging H1 start due to contractor staffing issues & preg-robbing carbon present in mineralized material from Pick pit. Drilling underway to mitigate.

MUX

43

Closing Remarks NYSE & TSX Rob McEwen Chairman & Chief Owner

Q&A NYSE & TSX